UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2007

Novamerican Steel Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33342 (Commission File Number)	20-4790836 (I.R.S. Employee Identification Number)

28 West 44th Street, 16th Floor

New York, NY 10036

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: 646-429-1505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 31, 2007, Novamerican Steel Inc. (the “Company”) issued a press release announcing that its common stock, par value $.001 per share (the “Common Stock”), and warrants to purchase one share of Common Stock (the “Warrants”) commenced trading on The Nasdaq Capital Market on December 31, 2007. The Common Stock, Warrants and the Company’s units, consisting of one share of Common Stock and one Warrant (the “Units”), ceased trading on the American Stock Exchange after the close of business on December 28, 2007. The Units automatically separated into one share of Common Stock and one Warrant and no longer trade as a separate security.

A copy of the press release is attached as an Exhibit to this report.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibit:

Exhibit	Description

99.1	Press Release dated December 31, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVAMERICAN STEEL INC.
Date: December 31, 2007	By:	/s/ Corrado De Gasperis
Corrado De Gasperis Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated December 31, 2007